                                                                   Exhibit 10.13
================================================================================


                     STOCK AND WARRANT PURCHASE AGREEMENT

                                     among

                             SYNAPSE GROUP, INC.,

                      GENERAL ATLANTIC PARTNERS 60, L.P.,

                      GAP COINVESTMENT PARTNERS II, L.P.

                                      and

                        THE OTHER PERSONS NAMED HEREIN


                        ______________________________

                            Dated January 12, 2000

                        ______________________________

================================================================================

                               TABLE OF CONTENTS

                                                                                                   Page
                                                                                                   ----
ARTICLE 1   DEFINITIONS............................................................................  2
            1.1      Definitions...................................................................  2
            1.2      Accounting Terms; Financial Statements........................................  7

ARTICLE 2   PURCHASE AND SALE OF SERIES B PREFERRED STOCK AND
            WARRANTS...............................................................................  7
            2.1      Purchase and Sale of Series B Preferred Stock and Warrants....................  7
            2.2      Restated Charter..............................................................  8
            2.3      Closing.......................................................................  8
            2.4      Use of Proceeds...............................................................  8

ARTICLE 3   REPRESENTATIONS AND WARRANTIES OF THE COMPANY..........................................  8
            3.1      Corporate Existence and Power.................................................  8
            3.2      Authorization; No Contravention...............................................  9
            3.3      Governmental Authorization; Third Party Consents..............................  9
            3.4      Binding Effect................................................................  9
            3.5      Litigation....................................................................  9
            3.6      Capitalization................................................................  9
            3.7      Financial Statements.......................................................... 10
            3.8      No Material Adverse Change; Ordinary Course of Business....................... 11
            3.9      Taxes......................................................................... 11
            3.10     Disclosure.................................................................... 11
            3.11     Private Offering.............................................................. 12
            3.12     No Default or Breach; Contractual Obligations................................. 12
            3.13     Year 2000 Compliance.......................................................... 12
            3.14     Broker's, Finder's or Similar Fees............................................ 13

ARTICLE 4   REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS....................................... 13
            4.1      Existence and Power........................................................... 13
            4.2      Authorization; No Contravention............................................... 13
            4.3      Governmental Authorization; Third Party Consents.............................. 13
            4.4      Binding Effect................................................................ 14
            4.5      Purchase for Own Account...................................................... 14
            4.6      Investment Experience......................................................... 15
            4.7      Broker's, Finder's or Similar Fees............................................ 15

ARTICLE 5   CONDITIONS TO THE OBLIGATION OF THE PURCHASERS TO CLOSE................................. 15
            5.1      Secretary's Certificate........................................................ 15
            5.2      Stockholders Agreement......................................................... 16
            5.3      Registration Rights Agreement.................................................. 16
            5.4      Filing of Restated Charter..................................................... 16
            5.5      Purchased Shares............................................................... 16
            5.6      Warrants....................................................................... 16
            5.7      Consents and Approvals......................................................... 16
            5.8      Loan Exchange Agreement........................................................ 16
            5.9      Revised Financial Projections.................................................. 16
            5.10     Execution of New Credit Agreement; Termination of Old Credit Agreement......... 17
            5.11     Comfort Letter................................................................. 17
            5.12     Receipt of Financial Statements................................................ 17

ARTICLE 6   CONDITIONS TO THE OBLIGATION OF THE COMPANY TO CLOSE.................................... 17
            6.1      Payment by the Purchasers...................................................... 17
            6.2      Loan Exchange Agreement........................................................ 17

ARTICLE 7   INDEMNIFICATION......................................................................... 17
            7.1      Indemnification by the Company................................................. 17
            7.2      Indemnification by Purchasers.................................................. 18
            7.3      Notification................................................................... 19

ARTICLE 8   MISCELLANEOUS........................................................................... 20
            8.1      Survival of Representations and Warranties..................................... 20
            8.2      Notices........................................................................ 20
            8.3      Successors and Assigns; Third Party Beneficiaries.............................. 21
            8.4      Amendment and Waiver........................................................... 21
            8.5      Counterparts................................................................... 22
            8.6      Headings....................................................................... 22
            8.7      Pronouns....................................................................... 22
            8.8      GOVERNING LAW.................................................................. 22
            8.9      Severability................................................................... 22
            8.10     Entire Agreement............................................................... 22
            8.11     Fees........................................................................... 23
            8.12     Publicity...................................................................... 23
            8.13     Further Assurances............................................................. 23

EXHIBITS

A    Amended and Restated Stockholders Agreement
B    Amended and Restated Registration Agreement
C    Restated Charter
D    Loan Exchange Agreement
E    Form of Warrant

SCHEDULES

1    Other Purchasers
2.1  Preferred Stock and Warrants
3.6  Capitalization

                     STOCK AND WARRANT PURCHASE AGREEMENT


          STOCK AND WARRANT PURCHASE AGREEMENT, dated January 12, 2000 (this "Agreement"), among Synapse Group, Inc., a Delaware corporation (the "Company"), General Atlantic Partners 60, L.P., a Delaware limited partnership ("GAP LP"), GAP Coinvestment Partners II, L.P., a Delaware limited partnership ("GAP Coinvestment" and, together with GAP LP, the "GAP Purchasers"), and the persons listed on Schedule 1 hereto (the "Other Purchasers" and, together with the GAP Purchasers, the "Purchasers").

          WHEREAS, pursuant to the terms and conditions set forth in this Agreement, the Company proposes to issue and sell to each of the Purchasers, (i) for the aggregate purchase price set forth opposite such Purchaser's name on
Schedule 2.1 hereto, the aggregate number of shares of Series B Convertible Preferred Stock, par value $0.001 per share, of the Company (the "Series B Preferred Stock") set forth opposite such Purchaser's name on Schedule 2.1 hereto and (ii) for the aggregate purchase price set forth opposite such Purchaser's name on Schedule 2.1 hereto, a warrant (the "Warrants") to purchase, at an exercise price of $8.00 per share (subject to adjustment), the aggregate number of shares of Class A Common Stock, par value $0.001 per share, of the Company (the "Voting Common Stock"), set forth opposite such Purchaser's name on
Schedule 2.1 hereto, containing terms and conditions set forth in the form of Warrant attached hereto as Exhibit E;

          WHEREAS, each share of Series B Preferred Stock is convertible (subject to adjustment) into one share of Voting Common Stock; and

          WHEREAS, in order to induce the GAP Purchasers to purchase their shares of Series B Preferred Stock and Warrants, the Company has agreed to amend its Certificate of Incorporation with respect to its Series A Convertible Preferred Stock, par value $0.001 per share, of the Company (the "Series A Preferred Stock"), as contemplated herein.

          NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE 1

                                  DEFINITIONS

      1.1 Definitions.  As used in this Agreement, and unless the context
          -----------
requires a different meaning, the following terms have the meanings indicated:

          "Affiliate" shall mean any Person who is an "affiliate" as defined in
           ---------
Rule 12b-2 of the General Rules and Regulations under the Exchange Act. The following shall be deemed to be Affiliates of GAP LP and GAP Coinvestment: (a) GAP LLC, the members of GAP LLC, the limited partners of GAP Coinvestment and the limited partners of GAP LP; (b) any Affiliate of GAP LLC, the members of GAP LLC, the limited partners of GAP Coinvestment and the limited partners of GAP LP; and (c) any limited liability company or partnership a majority of whose members or partners, as the case may be, are members, former members, consultants or key employees of GAP LLC. GAP LP and GAP Coinvestment shall be deemed to be Affiliates of one another.

          "Agent" has the meaning set forth in the definition of "New Credit
           -----
Agreement".

          "Agreement" means this Agreement as the same may be amended,
           ---------
supplemented or modified in accordance with the terms hereof.

          "Audited Financial Statements" means, with respect to a fiscal year,
           ----------------------------
the audited consolidated balance sheet of the Company as of the end of such fiscal year and the related statements of operations, cash flows and stockholders' equity for such fiscal year, setting forth in each case in comparative form the figures for the previous year, all in conformity with GAAP, in reasonable detail and accompanied by a management summary and analysis of the operations of the Company for such fiscal year and by the opinion of a nationally recognized independent certified public accounting firm reasonably satisfactory to the Purchasers.

          "Board of Directors" means the Board of Directors of the Company.
           ------------------

          "Business Day" means any day other than a Saturday, Sunday or other
           ------------
day on which commercial banks in the State of New York are authorized or required by law or executive order to close.

          "By-laws" means the by-laws of the Company in effect on the date
           -------
hereof, as the same may be amended from time to time.

          "Capital Lease Obligations" of any Person shall mean, as of the date
           -------------------------
of determination, the obligations of such Person to pay rent or other amounts under any lease of

(or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP and, for the purposes of this Agreement, the amount of such obligations at any time shall be the capitalized amount thereof at such time determined in accordance with GAAP consistently applied.

          "Certificate of Incorporation" means the Certificate of Incorporation
           ----------------------------
of the Company originally filed with the Secretary of State of the State of Delaware on December 22, 1999.

          "Claims" has the meaning set forth in Section 7.1 of this Agreement.
           ------

          "Closing" has the meaning set forth in Section 2.3 of this Agreement.
           -------

          "Closing Date" has the meaning set forth in Section 2.3 of this
           ------------
Agreement.

          "Commission" means the Securities and Exchange Commission or any
           ----------
similar agency then having jurisdiction to enforce the Securities Act and the Exchange Act.

          "Common Stock" means the Voting Common Stock and the Nonvoting Common
           ------------
Stock.

          "Common Stock Equivalent" means any security or obligation which is by
           -----------------------
its terms convertible into or exchangeable for shares of Common Stock, including, without limitation, any option, warrant or other subscription or purchase right with respect to Common Stock.

          "Company" has the meaning set forth in the recitals to this Agreement.
           -------

          "Condition of the Company" means the assets, business, properties,
           ------------------------
prospects, operations or financial condition of the Company.

          "Contractual Obligations" means as to any Person, any provision of any
           -----------------------
security issued by such Person or of any agreement, undertaking, contract, indenture, mortgage, deed of trust or other instrument to which such Person is a party or by which it or any of its property is bound.

          "Disclosure Schedule" has the meaning set forth in Article 3 of this
           -------------------
Agreement.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended,
           ------------
and the rules and regulations of the Commission thereunder.

          "Financial Statements" has the meaning set forth in Section 3.7 of
           --------------------
this Agreement.

          "GAAP" means generally accepted accounting principles in effect from
           ----
time to time in the United States.

          "GAP Coinvestment" has the meaning set forth in the recitals to this
           ----------------
Agreement.

          "GAP LLC" means General Atlantic Partners, LLC, a Delaware limited
           -------
liability company and the general partner of GAP LP, and any successor to such entity.

          "GAP LP" has the meaning set forth in the recitals to this Agreement.
           ------

          "GAP Purchasers" has the meaning set forth in the recitals to this
           --------------
Agreement.

          "Governmental Authority" means the government of any nation, state,
           ----------------------
city, locality or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

          "Indemnified Party" has the respective meanings set forth in Sections
           -----------------
7.1  and 7.3 of this Agreement.

          "Indemnifying Party" has the respective meanings set forth in Sections
           ------------------
7.1 and 7.3 of this Agreement.

          "Lenders" has the meaning set forth in the definition of "New Credit
           -------
Agreement".

          "Lien" means any mortgage, deed of trust, pledge, hypothecation,
           ----
assignment, encumbrance, lien (statutory or other) or preference, priority, right or other security interest or preferential arrangement of any kind or nature whatsoever (excluding preferred stock and equity related preferences), including, without limitation, those created by, arising under or evidenced by any conditional sale or other title retention agreement, the interest of a lessor under a Capital Lease Obligation, or any financing lease having substantially the same economic effect as any of the foregoing.

          "Loan Exchange Agreement" means the Loan Exchange Agreement
           -----------------------
substantially in the form attached hereto as Exhibit D.
                                             ---------

          "Losses" has the meaning set forth in Section 7.1 of this Agreement.
           ------

          "New Credit Agreement" means either (a) the Loan and Security
           --------------------
Agreement, dated as of the date hereof, among the financial institutions listed on the signature pages thereof (the "Lenders"), Bank of America, N.A., as administrative and syndication agent for the Lenders, Bank of America, N.A., as issuer of letters of credit, and each of the Company, NewSub Magazine Services LLC, a Delaware limited liability company, NewSub Special Services, Inc., a Delaware corporation, and magazineoutlet.com, Inc., a Delaware corporation, or
(b) Credit Agreement dated as of January 12, 2000 between the Company and Jay Walker.

          "Nonvoting Common Stock" means the Class B common stock, par value
           ----------------------
$0.001 per share, of the Company.

          "Old Credit Agreement" means the Credit Agreement, dated March 9,
           --------------------
1998, as amended, among the Company, each of the lenders which are signatories thereto, NationsBank, N.A., as the agent, and General Electric Capital Corporation, in its capacity as documentation agent.

          "Orders" has the meaning set forth in Section 3.2 of this Agreement.
           ------

          "Other Purchasers" has the meaning set forth in the recitals to this
           ----------------
Agreement.

          "Person" means any individual, firm, corporation, partnership, trust,
           ------
incorporated or unincorporated association, joint venture, joint stock company, limited liability company, Governmental Authority or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

          "Purchased Shares" has the meaning set forth in Section 2.1(a) of this
           ----------------
Agreement.

          "Purchaser Indemnified Party" has the meaning set forth in Section 7.2
           ---------------------------
of this Agreement.

          "Purchaser Indemnifying Party" has the meaning set forth in Section
           ----------------------------
7.2 of this Agreement.

          "Purchasers" has the meaning set forth in the recitals to this
           ----------
Agreement.

          "Registration Rights Agreement" means the Amended and Restated
           -----------------------------
Registration Rights Agreement substantially in the form attached hereto as Exhibit B.
---------

          "Requirement of Law" means, as to any Person, any law, statute,
           ------------------
treaty, rule, regulation, right, privilege, qualification, license or franchise or determination of an arbitrator or a court or other Governmental Authority or stock exchange, in each case applicable or binding upon such Person or any of its property or to which such Person or any of its property is subject or pertaining to any or all of the transactions contemplated or referred to herein.

          "Restated Charter" means the Restated Certificate of Incorporation
           ----------------
adopted by the Board of Directors and filed with the Secretary of State of the State of Delaware on or before the date hereof substantially in the form as attached hereto as Exhibit C.

          "Securities" means the Purchased Shares, the Warrants and the Warrant
           ----------
Shares.

          "Securities Act" means the Securities Act of 1933, as amended, (or any
           --------------
successor statute thereto) and the rules and regulations of the Commission thereunder.

          "Series A Preferred Stock" has the meaning set forth in the recitals
           ------------------------
to this Agreement.

          "Series B Preferred Stock" has the meaning set forth in the recitals
           ------------------------
to this Agreement.

          "Software" means any computer software programs, source code, object
           --------
code, data and documentation, including, without limitation, any computer software programs that incorporate and run the Company's pricing models, formulae and algorithms.

          "Stockholders Agreement" means the Amended and Restated Stockholders
           ----------------------
Agreement substantially in the form attached hereto as Exhibit A.
                                                       ---------

          "Subsidiaries" means, as of the relevant date of determination, with
           ------------
respect to any Person, a corporation or other Person of which 50% or more of the voting power of the outstanding voting equity securities or 50% or more of the outstanding economic equity interest is held, directly or indirectly, by such Person. Unless otherwise qualified, or the context otherwise requires, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Company.

          "Taxes" and "Tax Returns" have the meanings set forth in Section 3.9
           -----       -----------
of this Agreement.

          "Transaction Documents" means collectively, this Agreement, the
           ---------------------
Stockholders Agreement, the Registration Rights Agreement, the Warrants and the Restated Charter.

          "Unaudited Financial Statements" has the meaning set forth in Section
           ------------------------------
3.7 of this Agreement.

          "Voting Common Stock" has the meaning set forth in the recitals to
           -------------------
this Agreement.

          "Warrants" has the meaning set forth in the recitals to this
           --------
Agreement.

          "Warrant Shares" has the meaning assigned to it in Section 2.1(a) of
           --------------
this Agreement.

          "Year 2000 Compliant" has the meaning set forth in Section 3.13 of
           -------------------
this Agreement.

          1.2  Accounting Terms; Financial Statements.  All accounting terms
               --------------------------------------
used herein not expressly defined in this Agreement shall have the respective meanings given to them in accordance with sound accounting practice. The term "sound accounting practice" shall mean such accounting practice as, in the opinion of the independent certified public accountants regularly retained by the Company, conforms at the time to GAAP applied on a consistent basis except for changes with which such accountants concur.


                                   ARTICLE 2

          PURCHASE AND SALE OF SERIES B PREFERRED STOCK AND WARRANTS
          ----------------------------------------------------------

          2.1  Purchase and Sale of Series B Preferred Stock and Warrants.
               ----------------------------------------------------------

          (a) (i) Subject to the terms and conditions set forth herein, the Company agrees to issue and sell to each of the Purchasers, and each of the Purchasers agrees that it will purchase from the Company, on the Closing Date, the aggregate number of shares of Series B Preferred Stock set forth opposite such Purchaser's name on Schedule 2.1 hereto, for the aggregate purchase price
                         ------------
set forth opposite such Purchaser's name on Schedule 2.1 hereto (all of the
                                            ------------
shares of Series B Preferred Stock being purchased hereunder being referred to herein as the "Purchased Shares").

               (ii) Subject to the terms and conditions set forth herein, the Company agrees to issue and sell to each of the Purchasers, and each of the Purchasers agrees that it will purchase from the Company, on the Closing Date, Warrants to purchase the aggregate number of shares of Voting Common Stock set forth opposite such Purchaser's name on Schedule 2.1 hereto, for the aggregate
                                        ------------
purchase price set forth opposite such Purchaser's
name on Schedule 2.1 hereto (all such shares of Voting Common Stock for which
        ------------
the Warrants shall be exercisable being referred to herein as the "Warrant Shares").

          2.2  Restated Charter.  The shares of Series B Preferred Stock issued
               ----------------
as Purchased Shares shall have the preferences and rights set forth in the Restated Charter.

          2.3  Closing.  The closing of the sale and purchase of the Purchased
               -------
Shares and the Warrants (the "Closing") shall take place at the Boston offices of Hale & Dorr LLP, no later than 10:00 a.m., local time, on the date hereof, or at such other time, place and date that the Company and the GAP Purchasers may agree in writing (the "Closing Date"). On the Closing Date, the Company shall send by overnight courier to each Purchaser a certificate representing the Purchased Shares and the Warrant being purchased by such Purchaser against delivery by such Purchaser to the Company of the aggregate purchase price therefor (as set forth opposite such Purchaser's name on Schedule 2.1 hereto) by
                                                         ------------
wire transfer of immediately available funds.

          2.4  Use of Proceeds.  Immediately following the Closing, the Company
               ---------------
shall use (a) $9 million of the proceeds from the sale of the Purchased Shares and the Warrants to repay a portion of the Company's consolidated indebtedness incurred under the Old Credit Agreement and, after a simultaneous refinancing of the Company's consolidated indebtedness resulting in the New Credit Agreement,
(b) $16 million of the proceeds from the sale of the Purchased Shares and the Warrants to repay a portion of the Company's refinanced consolidated indebtedness under its revolving credit facility provided pursuant to the New Credit Agreement.


                                   ARTICLE 3

                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY
                 ---------------------------------------------

          Except as described in a disclosure schedule (the "Disclosure Schedule") attached hereto setting forth certain exceptions to the representations and warranties described below, the Company represents and warrants to the Purchasers as follows:

          3.1  Corporate Existence and Power.  The Company (a) is a corporation
               -----------------------------
duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, (b) has all requisite corporate power and authority to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently, or is proposed to be, engaged; (c) is duly qualified as a foreign corporation, licensed and in good standing under the laws of each jurisdiction in which its ownership, lease or operation of property or the conduct of its business require such qualification, except where such failure would not result in a material adverse effect on the Condition of the Company; and (d) has the corporate power and authority to execute, deliver and perform its obligations under this Agreement and each of the other Transaction Documents to which it is a party.

          3.2  Authorization; No Contravention.  The execution, delivery and
               -------------------------------
performance by the Company of this Agreement and each of the other Transaction Documents and the transactions contemplated hereby and thereby (a) have been duly authorized by all necessary corporate action of the Company; (b) do not contravene the terms of the Restated Charter or the By-laws; (c) do not violate, conflict with or result in any breach or contravention of, or the creation of any Lien under, any material Contractual Obligation of the Company, or any Requirement of Law applicable to the Company; and (d) do not violate any judgment, injunction, writ, award, decree or order of any nature (collectively, "Orders") of any Governmental Authority against, or binding upon, the Company.

          3.3  Governmental Authorization; Third Party Consents.  No approval,
               ------------------------------------------------
consent, compliance, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority or any other Person, and no lapse of a waiting period under a Requirement of Law, is necessary or required in connection with the execution, delivery or performance (including, without limitation, the sale, issuance and delivery of the Securities) by, or enforcement against, the Company of this Agreement and the other Transaction Documents or the transactions contemplated hereby and thereby.

          3.4  Binding Effect.  Each of the Transaction Documents has been duly
               --------------
executed and delivered by the Company, and constitutes, the legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity relating to enforceability (regardless of whether considered in a proceeding at law or in equity).

          3.5  Litigation.  There are no actions, suits, proceedings, claims,
               ----------
complaints, disputes, arbitrations or investigations pending or, to the knowledge of the Company, threatened, at law, in equity, in arbitration or before any Governmental Authority against the Company. No Order has been issued by any court or other Governmental Authority against the Company purporting to enjoin or restrain the execution, delivery or performance of this Agreement or any other Transaction Document.

          3.6  Capitalization.  On the Closing Date, after giving effect to the
               --------------
transactions contemplated by this Agreement, the authorized capital stock of the Company shall consist of (i) 50,000,000 shares of Voting Common Stock, of which 7,368,000 shares are issued and outstanding, (ii) 30,000,000 shares of Nonvoting Common Stock, of which 25,021,728 shares are issued and outstanding, (iii) 2,600,000 shares of Series A Preferred Stock, of which 2,591,178.24 shares are issued and outstanding and (iv) 5,000,000 shares of Series B Preferred Stock, all of which shall be issued and outstanding to the Purchasers. Schedule 3.6 sets forth, at
                                                   ------------
and on the Closing Date and assuming the consummation of the transaction contemplated by this Agreement, a true and complete list of (x) the stockholders of the Company (including any trust or escrow agent arrangement created in connection with any employee stock option plan) and, opposite the name of each stockholder, the amount of all outstanding capital stock and Common Stock Equivalents owned by such stockholder and (y) the holders of Common Stock Equivalents and, opposite the name of each such holder, the amount of all Common Stock Equivalents owned by such holder. The Company has reserved an aggregate of 5,000,000 shares of Voting Common Stock for issuance upon conversion of the Purchased Shares and an aggregate of 2,500,000 shares of Voting Common Stock for issuance upon exercise of the Warrants. Except for the Warrants, the warrants which may be issued to Jay Walker pursuant to the New Credit Agreement, and except as set forth on Schedule 3.6, there are no options, warrants, conversion
                       ------------
privileges, subscription or purchase rights or other rights presently outstanding to purchase or otherwise acquire (i) any authorized but unissued, unauthorized or treasury shares of the Company's capital stock, (ii) any Common Stock Equivalents or (iii) other securities of the Company. The Purchased Shares and the Warrants are duly authorized, and when issued and sold to the Purchasers after payment therefor in accordance herewith, will be validly issued, fully paid and nonassessable and, assuming the accuracy of the representations and warranties of the Purchasers set forth in Article 4, will be issued in compliance with the registration and qualification requirements of all applicable federal and state securities laws (or pursuant to exemptions therefrom). The Warrant Shares are duly authorized, and will be validly issued, fully paid and nonassessable. The shares of Voting Common Stock issuable upon conversion of the Purchased Shares are duly authorized and, when issued in compliance with the provisions of the Restated Charter, will be validly issued, fully paid and nonassessable. Other than NewSub Special Services, Inc., a Delaware corporation, NewSub Magazine Services, LLC, a Delaware limited liability company, magazineoutlet.com, Inc., a Delaware corporation, the Company has no Subsidiaries.

          3.7  Financial Statements.  The Company has delivered to the
               --------------------
Purchasers its Audited Financial Statements for the fiscal year ended December 31, 1998 (the "Audited Financial Statements) and the unaudited financial statements (balance sheet and statement of operations) for the fiscal quarter ending September 30, 1999 (the "Unaudited Financial Statements" and, together with the Audited Financial Statements, the "Financial Statements"). The Financial Statements are complete and correct in all respects and have been prepared in accordance with GAAP applied on a consistent basis throughout the periods indicated, except that the Unaudited Financial Statements do not contain footnotes or typical year-end adjustments. The Financial Statements fully and fairly present the financial position, operating results and cash flows of the Company as of the respective dates and for the respective periods indicated, subject, in the case of the Unaudited Financial Statements, to normal year-end audit adjustments.

          3.8  No Material Adverse Change; Ordinary Course of Business.  Since
               -------------------------------------------------------
September 30, 1999, (a) there has not been any material adverse change, nor to the knowledge of the Company is any such change threatened, in the Condition of the Company, (b) the Company has not participated in any transaction or otherwise acted outside the ordinary course of business, including, without limitation, declaring or paying any dividend or declaring or making any distribution to its stockholders except out of the earnings of the Company and
(c) the Company has not increased the compensation of any of its officers or the rate of pay of any of its employees, except as part of regular compensation increases in the ordinary course of business.

          3.9  Taxes.  (a)  The Company has paid all federal, state, county,
               -----
local, foreign and other taxes, including, without limitation, income taxes, estimated taxes, excise taxes, sales taxes, use taxes, gross receipts taxes, franchise taxes, employment and payroll related taxes, property taxes and import duties, profits taxes, premium taxes, occupancy taxes, ad valorem taxes, severance taxes, capital levy, production taxes, transfer taxes, withholding taxes, unemployment compensation taxes, and other governmental charges and assessments whether or not measured in whole or in part by netincome, and including deficiencies, interest, additions to tax or interest, and penalties with respect thereto, and including expenses associated with disputing any proposed adjustments relating to the foregoing (hereinafter, "Taxes" or, individually, a "Tax") which have come due, other than Taxes being disputed, in appropriate proceedings, by the Company in good faith for which adequate reserves have been made in accordance with GAAP; (b) the Company has timely filed or caused to be timely filed all tax returns, reports, forms and other such documents ("Tax Returns") that it is required to file (including all applicable extensions), and all such Tax Returns are accurate and complete; (c) with respect to all Tax Returns of the Company, (i) there is no unassessed Tax deficiency proposed or, to the knowledge of the Company, threatened against the Company, (ii) no audit is in progress, no extension of time is in force with respect to any date on which any Tax Return was or is to be filed and no waiver or agreement is in force for the extension of time for the assessment or payment of any Tax, (iii) to the knowledge of the Company, there has been no additional Tax assessment against the Company heretofore proposed, and (iv) no waivers of the statute of limitation or extension of time within which to assess any Tax have been heretofore granted by the Company; and (d) there are no Liens for Taxes on the assets of the Company except for Liens for Taxes not yet due.

          3.10 Disclosure.  This Agreement and the documents and certificates
               ----------
furnished to the Purchasers by the Company, taken as a whole, do not contain any untrue statement of a material fact or to the Company's knowledge omit to state a material fact necessary in order to make the statements contained herein or therein, in the light of the circumstances under which they were made, not misleading.

          3.11 Private Offering.  No form of general solicitation or general
               ----------------
advertising was used by the Company or its representatives in connection with the sale of the Securities. Assuming the accuracy of the representations and warranties of the Purchasers set forth in Article 4, no registration of the Securities, pursuant to the provisions of the Securities Act or any state securities or "blue sky" laws, will be required by the sale of the Securities.

          3.12 No Default or Breach; Contractual Obligations.  Except for the
               ---------------------------------------------
Old Credit Agreement, all of the Contractual Obligations which are material to the Condition of the Company are valid, subsisting, in full force and effect and binding upon the Company, except as such enforceability may be limited by bankruptcy, moratorium or similar laws affecting or relating to creditors' rights generally, and general principles of equity, and the Company has paid in full or accrued all amounts due thereunder and has satisfied in full or provided for all of its liabilities and obligations thereunder in all material respects. To the knowledge of the Company, no other party to any such Contractual Obligation is in default thereunder, nor does any condition exist that with notice or lapse of time or both would constitute a default by such other party thereunder. The Company has not received notice of, and is not in default under or with respect to, any Contractual Obligation of the Company in any respect, which, individually or together with all such defaults, could have a material adverse effect on (i) the Condition of the Company or (ii) the ability of the Company to perform its obligations under this Agreement or the other Transaction Documents.

          3.13 Year 2000 Compliance. The Company has conducted and continues to
               --------------------
conduct "year 2000" audits with respect to the Software which constitutes part of the products and services manufactured, marketed or sold by the Company or licensed by the Company to third parties, and the Company is not aware of any failure of such Software to be Year 2000 Compliant, which failure is reasonably likely to have a material adverse effect on the Company. The Company has used commercially reasonable efforts to obtain "year 2000" certifications with respect to all third-party Software used in connection with the business or operations of the Company, including without limitation systems belonging to the Company's suppliers, service providers and customers. As used herein, "Year 2000 Compliant" means Software which can (a) accurately process date information before, during and after January 1, 2000, including, but not limited to, accepting date input, providing date output and performing calculations on date or portions of dates; (b) function accurately and without interruption before, during and after January 1, 2000 without any change in operations associated with the advent of the new century; (c) respond to two (2) digit year input in a way that resolves the ambiguity as to century in a disclosed and predetermined manner; and (d) store and provide output of date information in ways that are unambiguous as to century, in each case assuming that such Software receives properly formatted data from all other software or hardware with which it interacts.

          3.14 Broker's, Finder's or Similar Fees.  There are no brokerage
               ----------------------------------
commissions, finder's fees or similar fees or commissions payable by the Company in connection with the transactions contemplated hereby based on any agreement, arrangement or understanding with the Company or any action taken by the Company.

                                   ARTICLE 4

               REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS
               ------------------------------------------------

          Each of the Purchasers hereby represents and warrants (severally and not jointly) to the Company as follows:

          4.1  Existence and Power.  Such Purchaser (a) is, if applicable, a
               -------------------
partnership or other entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation, (b) has all requisite power and authority, or requisite legal capacity (in the case of an individual), as the case may be, to execute, deliver and perform its obligations under this Agreement and each of the other Transaction Documents to which it is a party.

          4.2  Authorization; No Contravention.  The execution, delivery and
               -------------------------------
performance by such Purchaser of this Agreement and each of the other Transaction Documents and the transactions contemplated hereby and thereby, (a) have been duly authorized by all necessary partnership or other action, if applicable, (b) do not contravene the terms of such Purchaser's organizational documents, or any amendment thereof, if applicable, (c) do not violate, conflict with or result in any breach or contravention of or the creation of any Lien under, any Contractual Obligation of such Purchaser, or any Requirement of Law applicable to such Purchaser and (d) do not violate any Orders of any Governmental Authority against, or binding upon, such Purchaser.

          4.3  Governmental Authorization; Third Party Consents. No approval,
               ------------------------------------------------
consent, compliance, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person, and no lapse of a waiting period under any Requirement of Law is necessary or required in connection with the execution, delivery or performance (including, without limitation, the purchase of the Purchased Shares and the Warrants) by, or enforcement against, such Purchaser of this Agreement and each of the other Transaction Documents or the transactions contemplated hereby and thereby.

          4.4  Binding Effect.  This Agreement and each of the other Transaction
               --------------
Documents have been duly executed and delivered by each Purchaser, and constitutes the legal, valid and binding obligations of such Purchaser, enforceable against it in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability (regardless of whether considered in a proceeding at law or in equity).

          4.5  Purchase for Own Account.  The Securities to be acquired by such
               ------------------------
Purchaser pursuant to this Agreement are being or will be acquired for investment for its own account and with no intention of distributing or reselling, or granting any participation in, such Securities or any part thereof in any transaction that would be in violation of the securities laws of the United States of America, or any state, without prejudice, however, to the rights of such Purchaser at all times to sell or otherwise dispose of all or any part of such Securities under an effective registration statement under the Securities Act, or under an exemption from such registration available under such laws, and subject, nevertheless, to the disposition of such Purchaser's property being at all times within its control. If such Purchaser should in the future decide to dispose of any of such Securities, such Purchaser understands and agrees that it may do so only in compliance with the Securities Act and applicable state securities laws, as then in effect. Such Purchaser agrees to the imprinting, so long as required by law, of legends on certificates representing all of its Securities as required by any applicable state securities laws and to the following effect (and acknowledges that the Company will make a notation on its transfer books to such effect):

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY JURISDICTION OF THE UNITED STATES. THE SECURITIES MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND UNDER THE APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, IF REQUESTED BY THE COMPANY, THAT THERE IS AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.

     THE SALE, ASSIGNMENT, HYPOTHECATION, PLEDGE, ENCUMBRANCE OR
     OTHER DISPOSITION (EACH A "TRANSFER") AND VOTING OF ANY OF
     THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE
     RESTRICTED BY THE TERMS OF THE AMENDED AND RESTATED
     STOCKHOLDERS AGREEMENT, DATED JANUARY 12, 2000, AMONG

     SYNAPSE GROUP, INC. (THE "COMPANY") AND THE STOCKHOLDERS NAMED THEREIN. THE COMPANY WILL NOT REGISTER THE TRANSFER OF SUCH SECURITIES ON THE BOOKS OF THE COMPANY UNLESS AND UNTIL THE TRANSFER HAS BEEN MADE IN COMPLIANCE WITH THE TERMS OF THE STOCKHOLDERS AGREEMENT. THE COMPANY WILL MAIL A COPY OF SUCH AGREEMENT, TOGETHER WITH A COPY OF THE EXPRESS TERMS OF THE SECURITIES AND THE OTHER CLASS OR CLASSES AND SERIES OF SHARES,
     IF ANY, WHICH THE COMPANY IS AUTHORIZED TO ISSUE, TO THE RECORD HOLDER OF THIS CERTIFICATE, WITHOUT CHARGE, WITHIN FIVE DAYS AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR.

          4.6  Investment Experience.  Each of the Purchasers is an "Accredited
               ---------------------
Investor" as defined in Rule 501(a) under the Securities Act.

          4.7  Broker's, Finder's or Similar Fees.  There are no brokerage
               ----------------------------------
commissions, finder's fees or similar fees or commissions payable by such Purchaser, in connection with the transactions contemplated hereby based on any agreement, arrangement or understanding with such Purchaser or any action taken by such Purchaser.


                                   ARTICLE 5

            CONDITIONS TO THE OBLIGATION OF THE PURCHASERS TO CLOSE
            -------------------------------------------------------

          The obligation of the Purchasers to purchase the Purchased Shares and the Warrants, to pay the purchase price therefor at the Closing on the date hereof and to perform their other obligations hereunder shall be subject to the satisfaction as determined by, or waiver by, the GAP Purchasers of the following conditions on the date hereof.

          5.1  Secretary's Certificate.  The Purchasers shall have received a
               -----------------------
certificate from the Company, in form and substance reasonably satisfactory to the Purchasers, dated the Closing Date and signed by the Secretary or an Assistant Secretary of the Company, certifying that the attached copies of the Restated Charter, the By-laws and resolutions of the Board of Directors approving this Agreement and each of the other Transaction Documents and the transactions contemplated hereby and thereby, are all true, complete and correct and remain unamended and in full force and effect.

          5.2  Stockholders Agreement.  The Company and the stockholders named
               ----------------------
therein shall have duly executed and delivered the Stockholders Agreement.

          5.3  Registration Rights Agreement. The Company and the stockholders
               -----------------------------
named therein shall have duly executed and delivered the Registration Rights Agreement.

          5.4  Filing of Restated Charter.  The Restated Charter shall have been
               --------------------------
duly filed by the Company with the Secretary of State of the State of Delaware in accordance with the General Corporation Law of the State of Delaware.

          5.5  Purchased Shares.  The Company shall have sent by overnight
               ----------------
courier to each of the Purchasers certificates in definitive form representing the number of Purchased Shares set forth opposite the name of such Purchaser on
Schedule 2.1 hereto.
------------

          5.6  Warrants.  The Company shall have duly executed and sent by
               --------
overnight courier to each of the Purchasers its Warrants, substantially in the form attached hereto as Exhibit E, and registered in the name of such Purchaser.

          5.7  Consents and Approvals.  All consents, exemptions,
               ----------------------
authorizations, or other actions by, or notices to, or filings with, Governmental Authorities and other Persons in respect of all Requirements of Law and with respect to all Contractual Obligations, including the Credit Agreement, which are necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Company of this Agreement and each of the other Transaction Documents shall have been obtained and be in full force and effect, and the Purchasers shall have been furnished with appropriate evidence thereof and all applicable waiting periods shall have expired without any action being taken or threatened which would have a material adverse effect on the Condition of the Company.

          5.8  Loan Exchange Agreement.  The Company and Michael Loeb shall have
               -----------------------
executed and delivered the Loan Exchange Agreement.

          5.9  Revised Financial Projections.  The Purchasers shall have
               -----------------------------
received revised financial projections for the magazine and merchandise businesses of the Company with respect to each fiscal quarter of 1999, which shall reflect accounting changes resulting from the Hanig transaction and which shall be in form and substance satisfactory to the GAP Purchasers.

          5.10 Execution of New Credit Agreement; Termination of Old Credit
               ------------------------------------------------------------
Agreement.  Simultaneously with the execution of this Agreement, the New Credit
---------
Agreement, in form and substance reasonably satisfactory to the GAP Purchasers, shall be executed by all parties thereto and the Old Credit Agreement shall be terminated and all of the Company's obligations under the Old Credit Agreement shall be satisfied in full.

          5.11 Comfort Letter.  The Company shall have delivered to the GAP
               --------------
Purchasers a comfort letter prepared and executed by Arthur Andersen LLP, in form and substance satisfactory to the GAP Purchasers, relating to the proper accounting treatment by the Company of the restructuring of its merchandise business.

          5.12 Receipt of Financial Statements.  The Company shall have
               -------------------------------
delivered the Financial Statements to the Purchasers, in form and substance reasonably satisfactory to the Purchasers.


                                   ARTICLE 6

             CONDITIONS TO THE OBLIGATION OF THE COMPANY TO CLOSE
             ----------------------------------------------------

The obligation of the Company to sell the Purchased Shares and to perform their obligations hereunder shall be subject to the satisfaction as determined by, or waiver by, the Company of the following conditions on or before the date hereof:

          6.1  Payment by the Purchasers.  Each Purchaser shall have purchased
               -------------------------
and paid for the Purchased Shares and the Warrant to be purchased by such Purchaser.

          6.2  Loan Exchange Agreement.  Michael Loeb shall have executed and
               -----------------------
delivered the Loan Exchange Agreement.


                                   ARTICLE 7

                                INDEMNIFICATION
                                ---------------

          7.1  Indemnification by the Company.  Except as otherwise provided in
               ------------------------------
this Article 7, the Company (the "Indemnifying Party") agrees to indemnify, defend and hold harmless each of the Purchasers and their Affiliates and their respective officers, directors, agents, employees, subsidiaries, partners, members and controlling persons (each, an "Indemnified Party") to the fullest extent permitted by law from and against any and all losses and any and all actions, proceedings, claims, complaints, disputes, arbitrations or investigations or written threats thereof (collectively, "Claims") (including any Claim by a third party), damages, expenses (including reasonable fees, disbursements and other charges of counsel incurred by the Indemnified Party in any action between the Indemnifying Party and the Indemnified Party or between the Indemnified Party and any third party or otherwise) or other liabilities (collectively, "Losses") resulting from, arising out of or relating to the breach by the Indemnifying Party of any representation or warranty or covenant set forth in Article 3, or relating to the breach of any other agreement by the Indemnifying Party in this Agreement or the other Transaction Documents; provided, that the Indemnifying Party shall not
                                 --------
be liable under this Section 7.1 to an Indemnified Party to the extent that it is finally judicially determined that such Losses resulted primarily from the material breach by such Indemnified Party of any representation, warranty, covenant or other agreement of such Indemnified Party contained in this Agreement or other Transaction Documents; and provided, further, that if and to
                                              --------  -------
the extent that such indemnification is unenforceable for any reason, the Indemnifying Party shall make the maximum contribution to the payment and satisfaction of such Losses which shall be permissible under applicable laws. Notwithstanding anything to the contrary contained herein, the amount of any payment by any Indemnifying Party to any Indemnified Party herewith in respect of any Loss shall not exceed the aggregate purchase price paid by the Purchasers for the Purchased Shares purchased by the Purchasers hereunder. In connection with the obligation of the Indemnifying Party to indemnify for expenses as set forth above, the Indemnifying Party shall, upon presentation of appropriate invoices containing reasonable detail, reimburse each Indemnified Party for all such expenses (including reasonable fees, disbursements and other charges of counsel incurred by the Indemnified Party) only (i) after the final resolution or disposition of such Claim and (ii) if such Indemnified Party prevails in such Claim; provided, however, that if an Indemnified Party is reimbursed hereunder
       --------  -------
for any expenses, such reimbursement of expenses shall be refunded to the extent it is finally judicially determined that the Losses in question resulted primarily from the willful misconduct or gross negligence of such Indemnified Party.

          7.2  Indemnification by Purchasers.  Except as otherwise provided in
               -----------------------------
this Article 7, each of the Purchasers, severally and not jointly (each, a "Purchaser Indemnifying Party"), agrees to indemnify, defend and hold harmless the Company and its officers, directors, shareholders, agents, employees, subsidiaries, partners, members and controlling persons (each, a "Purchaser Indemnified Party") to the fullest extent permitted by law from and against any and all Losses resulting from, arising out of or relating to any breach of the representation or warranty set forth in Sections 4.5, 4.6 or 4.7 herein; provided, that the Purchaser Indemnifying Party shall not be liable under this
--------
Section 7.2 to a Purchaser Indemnified Party to the extent that it is finally judicially determined that such Losses resulted primarily from the material breach by such Purchaser Indemnified Party of any representation, warranty, covenant or other agreement of such Purchaser Indemnified Party contained in this Agreement or the other Transaction Documents; and provided, further, that
                                                       --------  -------
if and to the extent that such indemnification is unenforceable for any reason, the Purchaser Indemnifying Party shall make the maximum contribution to the payment and satisfaction of such Losses which shall be permissible under applicable laws. The aggregate amount of indemnification payments payable to the Purchaser Indemnified Party shall not exceed the aggregate purchase price paid by such Purchaser Indemnifying Party for its Purchased Shares hereunder.

          7.3  Notification.  Each Indemnified Party or Purchaser Indemnified
               ------------
Party, as the case may be (for purposes of this Section 7.3, an "Indemnified Party"), under this Article 7 shall, promptly after the receipt of notice of the commencement of any action, investigation, claim or other proceeding against such Indemnified Party in respect of which indemnity may be sought from the Indemnifying Party or Purchaser Indemnifying Party, as the case may be (for purposes of this Section 7.3, an "Indemnifying Party"), under this Article 7, notify the Indemnifying Party in writing of the commencement thereof. The omission of any Indemnified Party to so notify the Indemnifying Party of any such action shall not relieve the Indemnifying Party from any liability which it may have to such Indemnified Party (a) other than pursuant to this Article 7 or
(b) under this Article 7 unless, and only to the extent that, such omission results in the Indemnifying Party's forfeiture of substantive rights or defenses. In case any such action, claim or other proceeding shall be brought against any Indemnified Party, and it shall notify the Indemnifying Party of the commencement thereof, the Indemnifying Party shall be entitled to assume the defense thereof at its own expense, with counsel satisfactory to such Indemnified Party in its reasonable judgment; provided, however, that any
                                              --------  -------
Indemnified Party may, at its own expense, retain separate counsel to participate in such defense at its own expense. Notwithstanding the foregoing, in any action, claim or proceeding in which both the Indemnifying Party, on the one hand, and an Indemnified Party, on the other hand, are, or are reasonably likely to become, a party, such Indemnified Party shall have the right to employ separate counsel at the expense of the Indemnifying Party and to control its own defense of such action, claim or proceeding if, in the reasonable opinion of counsel to such Indemnified Party, a conflict or potential conflict exists between the Indemnifying Party, on the one hand, and such Indemnified Party, on the other hand, that would make such separate representation advisable; provided, however, that the Indemnifying Party shall not be liable for the fees
--------  -------
and expenses of more than one counsel to all Indemnified Parties. The Indemnifying Party agrees that it will not, without the prior written consent of the Indemnified Party, settle, compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding relating to the matters contemplated hereby (if any Indemnified Party is a party thereto or has been actually threatened to be made a party thereto) unless such settlement, compromise or consent includes an unconditional release of each Indemnified Party from all liability arising or that may arise out of such claim, action or proceeding. The Indemnifying Party shall not be liable for any settlement of any claim, action or proceeding effected against an Indemnified Party without the Indemnifying Party's written consent, which consent shall not be unreasonably withheld. The rights accorded to an Indemnified Party hereunder shall be in addition to any rights that any Indemnified Party may have at common law, by separate agreement or otherwise; provided, however, that notwithstanding
                                         --------  -------
the foregoing or anything to the contrary contained in this Agreement, nothing in this Article 7 should restrict or limit any rights that any Indemnified Party may have to seek equitable relief.


                                   ARTICLE 8

                                 MISCELLANEOUS
                                 -------------

          8.1  Survival of Representations and Warranties.  Except for the
               ------------------------------------------
representations and warranties set forth in Sections 3.1, 3.2, 3.4, 3.6, 3.7, 3.9, 3.14, 4.1, 4.2, 4.4, 4.5, 4.6 and 4.7 herein, which shall survive the execution and delivery of this Agreement, any investigation by or on behalf of the Company or the Purchasers, or acceptance of the Purchased Shares or termination of this Agreement, all of the representations and warranties made herein shall survive the execution and delivery of this Agreement, any investigation by or on behalf of the Company or the Purchasers, or acceptance of the Purchased Shares or termination of this Agreement until forty-five (45) days after receipt by the Purchasers of the Audited Financial Statements of the Company for the fiscal year ending December 31, 2000.

          8.2  Notices.  All notices, demands and other communications provided
               -------
for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopier, courier service or personal delivery to the addresses set forth below:

               (a)  if to the Company:

                    Synapse Group, Inc.
                    4 High Ridge Park
                    Stamford, Connecticut 06905-1325
                    Telecopy:  (203) 595-8254
                    Attention: Mr. Michael Loeb
                    with a copy to:

                    Hale and Dorr LLP
                    60 State Street
                    Boston, MA  02109
                    Telecopy:  (617) 526-5000
                    Attention: John H. Chory, Esq.

               (b)  if to any of the GAP Purchasers:
                    c/o General Atlantic Service Corporation
                    3 Pickwick Plaza
                    Greenwich, Connecticut  06830

                    Telecopy:  (203) 622-8818
                    Attention: Mr. William E. Ford

                    with a copy to:

                    Paul, Weiss, Rifkind, Wharton & Garrison
                    1285 Avenue of the Americas
                    New York, New York 10019-6064
                    Telecopy:  (212) 757-3990
                    Attention: Douglas A. Cifu, Esq.

               (c) if to any of the Other Purchasers, at the address of such Other Purchaser as set forth on the books and records of the Company.

All such notices and communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial courier service; five (5) Business Days after being deposited in the mail, postage prepaid, if mailed; and when receipt is mechanically acknowledged, if properly telecopied.

          8.3  Successors and Assigns; Third Party Beneficiaries.  This
               -------------------------------------------------
Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto. Subject to applicable securities laws, each of the Purchasers may assign any of its rights under this Agreement to any of its Affiliates upon notice to the Company, provided such Affiliate is not directly or indirectly engaged in a business competitive with the business of the Company. The Company may not assign any of its rights under this Agreement without the written consent of the Purchasers. Except as provided in Article 7, no Person other than the parties hereto and their successors and permitted assigns is intended to be a beneficiary of this Agreement.

          8.4  Amendment and Waiver.
               --------------------

               (1) No failure or delay on the part of the Company or the Purchasers in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Company or the Purchasers at law, in equity or otherwise.

               (2) Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by the Company or the Purchasers from the terms of any provision of this Agreement, shall be effective only if it is made or given in writing and signed by the Company and the GAP Purchasers.

          8.5  Counterparts.  This Agreement may be executed in any number of
               ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          8.6  Headings.  The headings in this Agreement are for convenience of
               --------
reference only and shall not limit or otherwise affect the meaning hereof.

          8.7  Pronouns.  All pronouns and any variations thereof refer to the
               --------
masculine, feminine or neuter, singular or plural, as the context may require.

          8.8  GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED
               -------------
IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW OF ANY JURISDICTION.

          8.9  Severability.  If any one or more of the provisions contained
               ------------
herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

          8.10 Entire Agreement.  This Agreement, together with the exhibits and
               ----------------
schedules hereto and the other Transaction Documents, is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein. This Agreement, together with the exhibits hereto, and the other Transaction Documents supersede all prior agreements and understandings between the parties with respect to such subject matter.

          8.11 Fees.  Each of the parties hereto shall bear its own costs and
               ----
expenses incurred in connection with the transactions contemplated by the Transaction Documents, including, without limitation, its fees, disbursements and other charges of counsel.

          8.12 Publicity.  Except as may be required by any applicable
               ---------
Requirement of Law, none of the parties hereto shall issue a publicity release or public announcement or otherwise make any public disclosure concerning this Agreement or the transactions contemplated hereby, without prior approval by the other parties hereto (which approval shall not be unreasonably withheld); provided, however, that nothing in this Agreement shall restrict any Purchaser
--------  -------
from disclosing information (a) that is already publicly available; (b) to the prospective transferee in connection with any contemplated transfer of any of the Purchased Shares; and (c) to its attorneys, accountants, consultants and other advisors to the extent necessary to obtain their services in connection with such Purchaser's investment in the Company. In addition, GAP LLC shall be permitted to disclose its ownership of the Purchased Shares, the aggregate purchase price therefor and the identity of the Company and its Chief Executive Officer on its worldwide web page, www.gapartners.com. If any announcement is required by any applicable Requirement of Law to be made by any party hereto, prior to making such announcement such party will deliver a draft of such announcement to the other parties and shall give the other parties an opportunity to comment thereon.

          8.13 Further Assurances.  Each of the parties shall execute such
               ------------------
documents and perform such further acts (including, without limitation, obtaining any consents, exemptions, authorizations or other actions by, or giving any notices to, or making any filings with, any Governmental Authority or any other Person, and otherwise fulfilling, or causing the fulfillment of, the conditions to Closing set forth in Articles 5 and 6) as may be reasonably required or desirable to carry out or to perform the provisions of this Agreement and to consummate and make effective as promptly as possible the transactions contemplated by this Agreement.



              [Remainder of this page intentionally left blank.]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective officers hereunto duly authorized on the date first above written.

                                        SYNAPSE GROUP, INC.


                                        By:  /s/ Michael Loeb
                                             ----------------
                                             Name: Michael Loeb
                                             Title: President

                                        GENERAL ATLANTIC PARTNERS 60, L.P.

                                        By:  GENERAL ATLANTIC PARTNERS, LLC,
                                              its General Partner


                                             By:  /s/ Steven A. Denning
                                                  ---------------------
                                                  Name: Steven A. Denning
                                                  Title: A Managing Member

                                        GAP COINVESTMENT PARTNERS II, L.P.


                                        By:  /s/ Steven A. Denning
                                             ---------------------
                                             Name: Steven A. Denning
                                             Title: A General Partner

                                        CAMPANA LIMITED PARTNERSHIP

                                        By:  Its General Partner:

                                             BF PARTNERS LLC

                                             By:  /s/ Stuart Bell
                                                  ---------------
                                                  Name: Stuart Bell
                                                  Title: President

                                        /s/ Tas Parafestas
                                        ------------------
                                        TAS PARAFESTAS, AS TRUSTEE OF THE GORE
                                        CREEK TRUST

                                        NS INVESTORS LIMITED PARTNERSHIP

                                        By:  Its General Partners:

                                             /s/ James L. Hanig
                                             ------------------
                                             James L. Hanig

                                             /s/ Patrick J. O'Rahilly
                                             ------------------------
                                             Patrick J. O'Rahilly

                                        ALLEN & COMPANY, INCORPORATED


                                        By:  /s/ Kim M. Wieland
                                             ------------------
                                             Name: Kim M. Wieland
                                             Title: Managing Director, CEO

                                        HIWAN HOLDINGS, INC.


                                        By:  /s/ Neil Cannon
                                             ---------------
                                             Neil Cannon, Chairman of the Board

                                        BRENTWOOD INVESTMENT FUND, LLC

                                        By:  Its Managing Member:

                                        By:  /s/ Christopher A. Laurence
                                             ---------------------------
                                             Name: Christopher A. Laurence
                                             Title: Managing Member

                                        MARSHALL R. LOEB AND ELIZABETH P. LOEB

                                             /s/ Marshall R. Loeb
                                             --------------------
                                             Marshall R. Loeb


                                             /s/ Elizabeth P. Loeb
                                             ---------------------
                                             Elizabeth P. Loeb


                                        /s/ Michael Loeb
                                        ----------------
                                        MICHAEL LOEB


                                        /s/ Thomas J. Litle IV
                                        ----------------------
                                        THOMAS J. LITLE IV


                                        DAVID HAMBLETT AND PATRICIA HAMBLETT

                                             /s/ David HAMBLETT
                                             ------------------
                                             David Hamblett


                                             /s/ Patricia Hamblett
                                             ---------------------
                                             Patricia Hamblett


                                        /s/ David Clancey
                                        -----------------
                                        DAVID CLANCEY


                                        ______________________
                                        E.C. GAGE


                                        /s/ Shirley Singleton
                                        ---------------------
                                        SHIRLEY SINGLETON

                                        /s/ Nancy Peretsman
                                        -------------------
                                        NANCY PERETSMAN


                                        /s/ Harry E. Reden, III
                                        -----------------------
                                        HARRY E. PEDEN, III


                                        PROMERICA CAPITAL, L.P.

                                        By:  Authorized Signatory of the
                                             Managing Member:


                                             /s/ Tas Parafestas
                                             ------------------
                                             Name: